EXHIBIT 99.15

marm0302 - Price/Yield - 6A1

Balance     $14,500,000.00    Delay                    24    WAC(6)    5.563
Coupon              4.2555    Dated              7/1/2003    NET(6)    4.961
Settle           7/30/2003    First Payment     8/25/2003    WAM(6)      358

*Coupon = netrate - 0.7055 through month 81 then netrate - 0.27

Run to the earlier of 5% cleanup call and the weighted average reset in 82 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                   4.015           3.910           3.802           3.689
       101-09                   4.010           3.902           3.792           3.677
       101-10                   4.004           3.894           3.783           3.665
       101-11                   3.999           3.887           3.773           3.652
       101-12                   3.993           3.879           3.763           3.640
       101-13                   3.988           3.871           3.753           3.628
       101-14                   3.982           3.864           3.743           3.616
       101-15                   3.977           3.856           3.733           3.604
       101-16                   3.971           3.848           3.724           3.592
       101-17                   3.965           3.841           3.714           3.580
       101-18                   3.960           3.833           3.704           3.568
       101-19                   3.954           3.825           3.694           3.556
       101-20                   3.949           3.818           3.684           3.544
       101-21                   3.943           3.810           3.675           3.532
       101-22                   3.938           3.802           3.665           3.520
       101-23                   3.932           3.795           3.655           3.508
       101-24                   3.927           3.787           3.645           3.496

Spread @ Center Price              86             125             156             172
         WAL                     6.48            4.57            3.50            2.80
      Mod Durn                  5.546           4.004           3.127           2.541
  Principal Window      Aug03 - May10   Aug03 - May10   Aug03 - May10   Aug03 - May10

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                   1.09            1.09            1.09            1.09


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                   3.486           3.047           2.675           2.218
       101-09                   3.469           3.022           2.643           2.176
       101-10                   3.453           2.997           2.611           2.135
       101-11                   3.437           2.972           2.578           2.093
       101-12                   3.421           2.947           2.546           2.052
       101-13                   3.405           2.922           2.514           2.011
       101-14                   3.388           2.897           2.481           1.969
       101-15                   3.372           2.872           2.449           1.928
       101-16                   3.356           2.847           2.417           1.887
       101-17                   3.340           2.823           2.385           1.845
       101-18                   3.324           2.798           2.352           1.804
       101-19                   3.308           2.773           2.320           1.763
       101-20                   3.292           2.748           2.288           1.722
       101-21                   3.276           2.723           2.256           1.681
       101-22                   3.260           2.699           2.224           1.639
       101-23                   3.244           2.674           2.192           1.598
       101-24                   3.227           2.649           2.160           1.557

Spread @ Center Price             182             159             126              75
         WAL                     2.05            1.29            0.98            0.76
      Mod Durn                  1.902           1.235           0.952           0.743
  Principal Window      Aug03 - Mar10   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                   1.09            1.09            1.09            1.09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.